(ICON)
Prudential
Government
Income
Fund, Inc.

ANNUAL
REPORT
Feb. 28, 1999

Prudential Government Income Fund, Inc.

Performance At A Glance.
U.S. Treasuries initially rallied during the fiscal year ended February 28,
1999, as a global financial crisis boosted demand for these securities.
However, global financial markets calmed down in the autumn after the Federal
Reserve repeatedly eased U.S. monetary policy, and investors sold Treasuries and bought riskier assets. Your Prudential Government Income Fund Class A and Z shares beat the return on the average comparable portfolio tracked by
Lipper, Inc. because the Fund benefited from the rally in Treasuries that occurred earlier in the fiscal year.

Cumulative Total Returns1                    As of 2/28/98
                         One        Five       Ten
Since
                         Year       Years     Years
Inception2
Class A                    5.40%      36.61%      N/A
96.41%
Class B                    4.83       32.22      102.34%
175.06
Class C                    4.91        N/A        N/A
35.95
Class Z                    5.58        N/A        N/A
20.12
Lipper General U.S.
Gov't Bond Fd. Avg.3       5.08       33.38      115.21
***

Average Annual Total Returns1                            As
of 3/31/98
                         One        Five       Ten
Since
                         Year       Years     Years
Inception2
Class A                    1.41%       6.22%      N/A
7.19%
Class B                   -0.05        6.22       7.27%
7.54
Class C                    2.98         N/A       N/A
6.63
Class Z                    5.82         N/A       N/A
6.26

Distributions & Yields                                As of
2/28/98
                     Total Distributions               30-
Day
                      Paid for 12 Mos.                SEC
Yield
Class A                   $0.55
5.84%
Class B                   $0.49
5.49
Class C                   $0.50
5.51
Class Z                   $0.57
6.34

Past performance is not indicative of future results.
Principal and investment
return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 4% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and
1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a
CDSC of 1% for 18 months. Class C shares bought before November 2, 1998 have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution fee.

2 Inception dates: Class A, 1/22/90; Class B, 4/22/85; Class
C, 8/1/94; and
Class Z, 3/4/96.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the General U.S. Government
Bond Fund category.

***Lipper Since Inception returns are 95.20% for Class A;
193.30% for Class B;
36.92% for Class C; and 19.73% for Class Z based on all funds in each share class.

How Investments Compared.
    (As of 2/28/99)
        (GRAPH)

Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different--we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical
20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Barbara L. Kenworthy, Fund Manager
Portfolio
Manager's Report

The Prudential Government Income Fund is designed for investors who want high current return primarily from bonds issued or guaranteed by the U.S.
government or its agencies. At least 65% of the Fund's total assets are invested in U.S. government securities. There can be no assurance that the
Fund will achieve its investment objective.

Strategy Session.
Changing Our Asset Mix.
Early in our fiscal year, we began purchasing U.S.
Treasuries and federal
government agency securities and selling mortgage-backed securities. In changing our asset mix, we also lengthened the Fund's duration, a measure of its sensitivity to fluctuations in bond yields (or interest rates). Extending the duration helped Fund shares gain more rapidly as we correctly believed bond yields would continue to fall and prices rise.

Our outlook for lower bond yields was largely based on the view that inflation would remain subdued as supply gluts from oil producers and others helped keep a lid on prices. Because the level of bond yields typically reflects the anticipated inflation rate, we believed bond yields would decline amid continued tame inflation. Furthermore, strong U.S. economic growth increased tax revenues, allowing the U.S. Treasury Department to issue fewer Treasuries.
If this shrinking supply met with strong demand, it would boost prices of
Treasuries and their yields would tumble.

Indeed, demand for "safe haven" securities such as Treasuries soared in
August after the global financial crisis worsened. Expecting this "flight-to-quality" trend to continue, we bought even more Treasuries, which rose to a maximum of 34% of the Fund's total investments as of October 31, 1998 from
21% as of February 28, 1998. This change helped extend the Fund's duration to 5.75 years from 5.59 years. For the remainder of the fiscal year, we shifted our strategy by shortening the duration after long-term interest rates unexpectedly began to move higher in the autumn.

    Portfolio Composition.
  Expressed as a percentage of
total investments as of 2/28/99.
         (GRAPH)

Merger Completed.
On January 14, 1999, shareholders voted to approve the merger of the
Prudential Mortgage Income Fund into the Prudential
Government Income Fund.
The merger became effective on January 22, 1999.

What Went Well.

Treasuries Rallied.
Prices of U.S. Treasuries soared until the 30-year Treasury bond yield fell to 4.71% by early October, its lowest level since April
1967. Lengthening the
Fund's duration by increasing its Treasuries helped the Fund derive more benefit from this powerful rally.

When the global financial crisis worsened from August through October, we favored the most recently auctioned Treasuries, known as "on-the-run"
Treasuries, because they were the easiest to convert to cash. We later focused on older, less frequently traded "off-the-run"
Treasuries, which
provided higher yields.

The Merger Helped Us.
The Government Income Fund's exposure to mortgage-backed securities rose after it merged with the Mortgage Income Fund in January 1999. Having a larger exposure worked well during this time because mortgage-backed securities performed better than Treasuries as bond yields (or interest rates) had climbed. Investors were attracted to mortgage-backed securities because they provide higher yields than Treasuries. In addition, mortgage-backed securities were more appealing because there was less risk of prepayments on the securities. Prepayments on mortgage-backed securities generally occur when falling interest rates prompt homeowners to refinance their mortgages.

And Not So Well.
"Flight to Quality" Ended.
While having a sizable exposure to Treasuries helped the Fund earlier in the fiscal year, it made sense to sell some of these securities later as the
"flight-to-quality" trend reversed. This shift in market sentiment occurred in the autumn as the Federal Reserve repeatedly lowered short-term rates to calm financial markets and restore faith in the U.S. economy. As a result, investors primarily sold Treasuries and bought riskier assets with renewed confidence.

We also sold some Treasuries and federal government agency securities as the
Fund's exposure to mortgage-backed securities increased.
These moves cut the
Fund's duration to 5.54 years as of February 28, 1999 from
5.75 years as of
October 31, 1998. In hindsight, we should have reduced the duration further because the Fund would have been even less sensitive to the sell-off in
Treasuries and federal government agency securities.

Five Largest Issuers.
30.0%        U.S. Treasury
             Obligations
27.1%        Federal National
             Mortgage Association
8.4%         Small Business
             Administration
6.8%         Government National
             Mortgage Association
5.0%         New Jersey Economic
             Development Authority

Expressed as a percentage of net assets as of 2/28/99.

Looking Ahead.
We believe U.S. economic growth will moderate somewhat in
1999 while inflation
hovers at slightly higher levels than in 1998. If the
economy behaves as
expected, the 30-year Treasury bond yield could hover in a
range of 5.25% to
6.25% in coming months. Under these market conditions, debt
securities that
offer incremental yield over Treasuries, such as mortgage-
backed securities
and corporate bonds, would stand a good chance of performing better than
Treasuries.
------------------------------------------------------------
-------------------
                                1

A Message to Our Shareholders.
April 19, 1999

(PHOTO)
Dear Shareholder,
For the last several months, major index advances have been driven by the stocks of a handful of very large companies. These stocks are getting more and more expensive, out of proportion to their earnings expectations. As a result, a substantial disparity in value has grown between large and small companies and between growth and value stocks.

Since not all stocks are benefiting from the highly publicized euphoria surrounding each record-breaking milestone, it is unlikely that these trends will continue. In fact, signs that the tide is turning are starting to emerge.
Moreover, history shows that markets generally bring prices in line with earnings performance sooner or later.

Many sectors of the bond market, on the other hand, have already begun to rebound from last year's global financial crisis.
Furthermore, while bonds
have not generated higher returns than stocks in recent years, they have demonstrated that they hold up better during market downturns. That's a thought to keep in mind going forward.

Diversification Is Critical.
What does this suggest? Instead of chasing recent market winners, investors should have a well-diversified asset allocation strategy in place and keep to it. It is also a good practice to rebalance your holdings, when necessary, to keep your asset allocation consistent with your long-term objectives and risk tolerance. A properly diversified portfolio of value- and growth-oriented mutual funds, bond funds and money market funds could help you weather inevitable market turbulence and receive more consistent returns over time.
Prudential offers a wide range of mutual funds to help our shareholders diversify. We have also designed several balanced and diversified funds to allow one-decision diversification.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
Chief Investment Officer
Prudential Investments
------------------------------------------------------------
-------------------
                                  2

                                              PRUDENTIAL
GOVERNMENT INCOME
Portfolio of Investments as of February 28, 1999
                                              FUND, INC.
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--95.8%
------------------------------------------------------------
U.S. Government Agency Mortgage Pass-Throughs--26.2%
             Federal Home Loan Mortgage Corp.,
$     392(c) 7.50%, 6/01/24                       $
403
    5,045    8.00%, 1/01/22 - 5/01/23
5,262,872
    2,518    8.50%, 6/01/07 - 4/01/20
2,669,288
    5,979    9.00%, 1/01/20
6,356,411
    1,360    11.50%, 10/01/19
1,541,470
             Federal National Mortgage Assoc.,
   26,221    6.00%, 1/01/29
25,409,443
  105,996(a) 6.50%, 12/31/99 - 11/01/13
105,387,061
   37,867    7.00%, 12/31/99 - 9/01/26
38,344,233
   31,360    7.125%, 2/01/07
32,016,723
   32,512    7.50%, 12/01/06 - 10/01/26
33,522,271
       13(b) 8.00%, 10/01/24
13,587
    3,542    8.50%, 6/01/17 - 3/01/25
3,727,860
    4,770    9.00%, 8/01/24 - 4/01/25
5,055,660
      947    9.50%, 10/01/19 - 3/01/25
1,007,979
             Government National Mortgage
                Assoc.,
   47,575    7.00%, 2/15/09 - 1/15/28
48,309,268
   28,265(b) 7.50%, 5/15/02 - 11/15/24
29,127,237
      734    8.00%, 7/15/16 - 3/15/24
767,818
   10,686    9.50%, 10/15/09 - 12/15/17
11,497,486
             Government National Mortgage Assoc. II,
    1,661    9.50%, 5/20/18 - 8/20/21
1,769,036
                                                  ----------
----
             Total U.S. Government Agency
                Mortgage Pass-Throughs
                (cost $343,411,148)
351,786,106
------------------------------------------------------------
U.S. Government Obligations--30.0%
             United States Treasury Bonds,
   20,000    7.25%, 8/15/22
23,506,200
   20,000(b) 8.125%, 8/15/19
25,350,000
   20,000    8.125%, 8/15/21
25,606,200
   22,325    8.75%, 5/15/17
29,524,812
   77,000    11.75%, 2/15/10
100,930,060
    3,000(b) 12.00%, 8/15/13
4,376,250
   68,400(b) 12.75%, 11/15/10
95,642,352
             United States Treasury Notes,
$   7,100(b) 5.25%, 8/15/03                       $
7,083,386
    6,000(b) 5.50%, 1/31/03
6,039,360
    3,000(b) 5.50%, 5/31/03
3,018,750
    3,280(b) 6.50%, 5/31/01
3,368,134
   16,000    7.875%, 11/15/04
17,922,560
   23,000(b) 12.375%, 5/15/04
30,191,180
             United States Treasury Strips,
   81,500    Zero Coupon, 11/15/15
30,476,925
                                                  ----------
----
             Total U.S. Government Obligations
                (cost $412,903,139)
403,036,169
------------------------------------------------------------
U.S. Government Agency Securities--25.9%
             Federal Home Loan Bank,
   25,000    5.75%, 10/15/07
25,562,500
   20,000    5.88%, 11/25/08
19,525,000
             Federal National Mortgage Assoc.,
   20,000    5.25%, 1/15/09
19,153,200
   20,000    5.70%, 1/22/03, M.T.N.
19,778,200
   21,000    5.86%, 8/20/03, M.T.N.
20,835,990
   40,000    6.06%, 5/21/03, M.T.N.
39,912,400
   20,000    6.30%, 9/25/02
20,078,200
             Financing Corp.,
   13,505    9.40%, 2/08/18
18,324,529
             Small Business Administration,
   17,186    Ser. 1995-20B, 8.15%, 2/01/15
18,302,933
   21,258    Ser. 1995-20L, 6.45%, 12/01/15
21,630,046
   30,868    Ser. 1996-20H, 7.25%, 8/01/16
32,102,939
   18,224    Ser. 1996-20K, 6.95%, 11/01/16
19,157,813
    9,398    Ser. 1997-20A, 7.15%, 1/01/17
9,773,575
   14,349    Ser. 1998-20I, 6.00%, 9/01/18
14,241,383
             Tennessee Valley Authority,
   20,297    3.375%, 1/15/07, I.I.S.
18,942,865
      600    Ser. 1993-D, 7.25%, 7/15/43
639,078
   30,000(b) Ser. 1995-B, 6.235%, 7/15/45
29,991,900
                                                  ----------
----
             Total U.S. Government Agency
                Securities
                (cost $348,838,937)
347,952,551

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     3

                                              PRUDENTIAL
GOVERNMENT INCOME
Portfolio of Investments as of February 28, 1999
                                              FUND, INC.
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Corporate Bonds--7.8%
             Associates Corp. of North America,
$  15,000(b) 5.96%, 5/15/37                       $
15,300,000
             Merck and Co.,
   22,000(b) 5.76%, 5/03/37
22,770,000
             New Jersey Economic Development
                Authority,
   60,000(b) Ser. A, 7.425%, 2/15/29
66,965,400
                                                  ----------
----
             Total Corporate Bonds
                (cost $99,561,550)
105,035,400
------------------------------------------------------------
Collateralized Mortgage Obligations--1.2%
             Bayview Financial Acquisition
                Trust,
    4,166    Ser. 1998-1, Class A-I,
                7.01%, 5/25/29
4,129,777
             Resolution Trust Corp.,
    4,868    Ser. 1994-1, Class B2,
                7.75%, 9/25/29
4,867,876
             Ryland Mortgage Participation Securities,
    1,696    Ser. 1993-3, Class A3,
                7.094%, 9/25/24, (ARM)
1,689,542
             Structured Asset Securities Corp.,
    5,000    Ser. 1995-C1, Class C,
                7.375%, 9/25/24
4,992,188
                                                  ----------
----
             Total Collateralized Mortgage Obligations
             (cost $15,099,540)
15,679,383
------------------------------------------------------------
U.S. Government Agency - Stripped Securities--2.0%
             Federal National Mortgage Assoc.,
   30,000    Zero Coupon, 6/01/17
9,759,300
             Financing Corp.,
    5,000    Zero Coupon, 3/07/04
3,777,350
             Israel AID,
   25,584    Zero Coupon, 8/15/09
13,923,325
                                                  ----------
----
             Total U.S. Government Agency -
                Stripped Securities
                (cost $26,305,428)
27,459,975
------------------------------------------------------------
Supranational Bond--0.9%
             International Bank for
                Reconstruction & Development,
             8.625%, 10/15/16
   10,000(b)    (cost $12,400,900)
12,532,300
Asset Backed Securities--1.8%
             Aesop Funding II LLC,
$  10,000    Ser. 1997-1, Class A2,
                6.40%, 10/20/03                   $
10,103,125
             Franchise Mortgage Acceptance Co.
                Loan Receivables Trust,
   33,058    Ser. 97-A, Class AX,
                2.795%, 4/15/19, (I/O)
3,906,276
    4,000    Ser. 97-B, Class C,
                7.40%, 9/15/19
3,770,469
             The Money Store Home Improvement
                Trust,
    6,125(b) Ser. 1997-1, Class M2,
                8.07%, 5/15/23
6,147,434
                                                  ----------
----
             Total Asset Backed Securities
                (cost $25,067,680)
23,927,304
                                                  ----------
----
             Total Long-Term Investments
                (cost $1,283,588,322)
1,287,409,188
SHORT-TERM INVESTMENT--10.6%
------------------------------------------------------------
Repurchase Agreement
             Joint Repurchase Agreement
                Account,
                4.76%, 3/01/99
  142,353       (cost $142,353,000; Note 5)
142,353,000
------------------------------------------------------------
Total Investments--106.4%
             (cost $1,425,941,322; Note 4)
1,429,762,188
             Liabilities in excess of other
                assets--(6.4%)
(85,433,926)
                                                  ----------
----
             Net Assets--100%
$1,344,328,262
                                                  ----------
----
                                                  ----------
----

---------------
AID--Agency for International Development
ARM--Adjusted Rate Mortgage
I.I.S.--Inflation Indexed Security
I/O--Interest Only
M.T.N.--Medium-Term Note
(a) Partial principal amount of $51,700,000 represents a to-
be-
  announced ('TBA') mortgage dollar roll, see Note 1 and
Note 4.
(b) Partial principal amount pledged as collateral for
mortgage dollar roll.
(c) Represents actual amount.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     4

Statement of Assets and Liabilities      PRUDENTIAL
GOVERNMENT INCOME FUND, INC.
------------------------------------------------------------
--------------------

Assets
February 28, 1999
Investments excluding repurchase agreement, at value (cost
$1,283,588,322)...............................       $
1,287,409,188
Repurchase agreement, at value (cost
$142,353,000)...............................................
 ........           142,353,000
Cash........................................................
 .............................................
43,767
Receivable for investments
sold........................................................
 ..................            91,789,192
Interest
receivable..................................................
 ....................................            12,673,824
Receivable for Fund shares
sold........................................................
 ..................             2,523,005
Prepaid expenses and other
assets......................................................
 ..................                30,570

-----------------
   Total
assets......................................................
 ....................................         1,536,822,546

-----------------
Liabilities
Payable for investments
purchased...................................................
 .....................           186,860,418
Payable for Fund shares
reacquired..................................................
 .....................             2,303,895
Accrued
expenses....................................................
 .....................................             1,695,295
Dividends
payable.....................................................
 ...................................               714,034
Management fee
payable.....................................................
 ..............................               521,518
Distribution fee
payable.....................................................
 ............................               399,124

-----------------
   Total
liabilities.................................................
 ....................................           192,494,284

-----------------
Net
Assets......................................................
 .........................................       $
1,344,328,262

-----------------

-----------------
Net assets were comprised of:
   Common stock, at
par.........................................................
 .........................       $     1,496,839
   Paid-in capital in excess of
par.........................................................
 .............         1,444,966,923

-----------------

1,446,463,762
   Accumulated net realized loss on
investments.................................................
 .........          (105,956,366)
   Net unrealized appreciation on
investments.................................................
 ...........             3,820,866

-----------------
Net assets, February 28,
1999........................................................
 ....................       $ 1,344,328,262

-----------------

-----------------
Class A:
   Net asset value and redemption price per share
      ($895,038,825 / 99,669,935 shares of common stock
issued and outstanding)..........................
$8.98
   Maximum sales charge (4% of offering
price)......................................................
 .....                   .37

-----------------
   Maximum offering price to
public......................................................
 ................                 $9.35

-----------------

-----------------
Class B:
   Net asset value, offering price and redemption price per
share
      ($343,425,119 / 38,214,588 shares of common stock
issued and outstanding)..........................
$8.99

-----------------

-----------------
Class C:
   Net asset value and redemption price per share
      ($8,235,502 / 916,420 shares of common stock issued
and outstanding)...............................
$8.99
   Sales charge (1% of offering
price)......................................................
 .............                   .09

-----------------
   Offering price to
public......................................................
 ........................                 $9.08

-----------------

-----------------
Class Z:
   Net asset value, offering price and redemption price per
share
      ($97,628,816 / 10,882,938 shares of common stock
issued and outstanding)...........................
$8.97

-----------------

-----------------

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     5

PRUDENTIAL GOVERNMENT INCOME FUND, INC.
GOVERNMENT INCOME FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                         February 28,
1999
Income
  Interest.................................     $
86,171,292
                                              --------------
---
Expenses
  Management fee...........................
6,252,699
  Distribution fee--Class A................
1,396,191
  Distribution fee--Class B................
2,661,668
  Distribution fee--Class C................
36,587
  Transfer agent's fees and expenses.......
1,840,000
  Reports to shareholders..................
135,000
  Custodian's fees and expenses............
100,000
  Audit fee and expenses...................
44,000
  Directors' fees..........................
36,000
  Registration fees........................
27,000
  Legal fees and expenses..................
20,000
  Insurance expense........................
19,000
  Miscellaneous............................
666
                                              --------------
---
     Total expenses........................
12,568,811
                                              --------------
---
Net investment income......................
73,602,481
                                              --------------
---
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
  Investment transactions..................
25,752,963
  Financial futures contracts..............
(2,025,877)
                                              --------------
---

23,727,086
                                              --------------
---
Net change in unrealized appreciation on:
  Investments..............................
(36,149,706)
  Financial futures contracts..............
(11,328)
                                              --------------
---

(36,161,034)
                                              --------------
---
Net loss on investments....................
(12,433,948)
                                              --------------
---
Net Increase in Net Assets
Resulting from Operations..................     $
61,168,533
                                              --------------
---
                                              --------------
---

PRUDENTIAL GOVERNMENT INCOME FUND, INC.
GOVERNMENT INCOME FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended February
28
in Net Assets                          1999
1998
Operations
  Net investment income........   $    73,602,481     $
82,317,930
  Net realized gain on
     investment transactions...        23,727,086
7,575,256
  Net change in unrealized
     appreciation
     (depreciation) on
     investments...............       (36,161,034)
32,415,923
                                 -----------------    ------
--------
  Net increase in net assets
     resulting from
     operations................        61,168,533
122,309,109
                                 -----------------    ------
--------
Dividends from net investment
  income (Note 1)
     Class A...................       (50,553,420)
(54,904,893)
     Class B...................       (17,378,979)
(22,493,247)
     Class C...................          (268,163)
(149,286)
     Class Z...................        (5,401,919)
(4,770,504)
                                 -----------------    ------
--------
                                      (73,602,481)
(82,317,930)
                                 -----------------    ------
--------
Fund share transactions (net of share
  conversions) (Notes 6 & 7):
  Net proceeds from shares
     subscribed................       393,970,010
236,235,904
  Net asset value of shares
     issued in reinvestment of
     dividends.................        47,502,780
51,329,375
  Cost of shares reacquired....      (337,878,336)
(472,675,912)
                                 -----------------    ------
--------
  Net increase (decrease) in
     net assets from Fund share
     transactions..............       103,594,454
(185,110,633)
                                 -----------------    ------
--------
Total increase (decrease)......        91,160,506
(145,119,454)
Net Assets
Beginning of year..............     1,253,167,756
1,398,287,210
                                 -----------------    ------
--------
End of year....................   $ 1,344,328,262
$1,253,167,756
                                 -----------------    ------
--------
                                 -----------------    ------
--------

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     6

Notes to Financial Statements            PRUDENTIAL
GOVERNMENT INCOME FUND, INC.
------------------------------------------------------------
--------------------
Prudential Government Income Fund, (the 'Fund') is
registered under the
Investment Company Act of 1940 as a diversified, open-end
management investment
company. Investment operations commenced on April 22, 1985.
The Fund's
investment objective is to seek a high current return. The
Fund will seek to
achieve this objective by investing primarily in U.S.
Government Securities,
including U.S. Treasury Bills, Notes, Bonds and other debt
securities issued by
the U.S. Treasury, and obligations issued or guaranteed by
U.S. Government
agencies or instrumentalities, and by engaging in various
derivative
transactions such as the purchase and sale of put and call
options.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the
Fund in the preparation of its financial statements.

Security Valuation: The Fund values portfolio securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of current market quotations provided by dealers or by a pricing service approved by the
Board of Directors, which uses information such as quotations from dealers, market transactions in comparable securities, various relationships between securities and calculations on yield to maturity in determining values. Options and financial futures contracts listed on exchanges are valued at their closing price on the applicable exchange. When market quotations are not readily available, a security is valued at fair value as determined in good faith by or under the direction of the Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Repurchase Agreements: In connection with repurchase agreements with U.S.
financial institutions, it is the Fund's policy that its custodian, or designated subcustodians as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase agreement transaction, including accrued interest. To the extent that any repurchase agreement transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Dollar Rolls: The Fund enters into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain or loss and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the
Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as interest income.
The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, in respect of dollar rolls.

Securities Lending: The Fund may lend its U.S. Government
securities to
broker-dealers or government securities dealers. The loans
are secured by
collateral at least equal at all times to the market value
of the securities
loaned. The Fund may bear the risk of delay in recovery of,
or even loss of
rights in, the securities loaned should the borrower of the
securities fail
financially. The Fund receives compensation for lending its
securities in the
form of fees or it retains a portion of interest on the
investment of any cash
received as collateral. The Fund also continues to receive
interest on the
securities loaned and any gain or loss in the market price
of the securities
loaned that may occur during the term of the loan will be
for the account of the
Fund. There were no loans outstanding as of February 28,
1999.
------------------------------------------------------------
--------------------
                                       7

Notes to Financial Statements            PRUDENTIAL
GOVERNMENT INCOME FUND, INC.
------------------------------------------------------------
--------------------
Securities Transactions and Net Investment Income:
Securities transactions are
recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund accretes discount on portfolio securities as adjustments to interest income. Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Dividends and Distributions: The Fund declares daily and pays monthly dividends from net investment income. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards, if any.
Dividends and
distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.
Therefore, no federal income tax provision is required.

Reclassification of Capital Accounts: The Fund accounts for
and reports
distributions to shareholders in accordance with the
American Institute of
Certified Public Accountants Statement of Position 93-2:
Determination,
Disclosure and Financial Statement Presentation of Income,
Capital Gain and
Return of Capital Distributions by Investment Companies. The
effect of applying
this statement was to decrease paid-in capital in excess of
par by $1,357,129
and decrease accumulated net realized losses on investments
by $1,357,129 due to
the expiration of capital loss carryforwards. Net investment income, net
realized gains and net assets were not affected by this
change.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential
Investments Fund Management,
LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential
Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $3 billion and
 .35 of 1% of the average daily net assets of the Fund in excess of $3 billion.

The Fund had a distribution agreement with Prudential
Securities Incorporated
('PSI'), which acted as the distributor of the Class A, Class B, Class C and
Class Z shares of the Fund through May 31, 1998. Prudential
Investment
Management Services LLC ('PIMS') became the distributor of the Fund effective
June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI or PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A Plan, the Fund compensates PIMS for its distribution-related expenses with respect to Class A shares, at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. Such expenses under the Class A Plan were .15 of 1% of the average daily net assets of the Class A shares for the period March 1, 1998 through December 31, 1998.
Effective January 1, 1999, such expenses under the Class A
Plan were .25 of 1%
of the average daily net assets of the Class A shares.

Pursuant to the Class B Plan, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to 1% of the average daily net assets up to $3 billion, .80 of 1% of the next $1 billion of such net assets and .50 of 1% over $4 billion of the average daily net assets of the
Class B shares. Such expenses under the Class B Plan were
 .825 of 1% of the
average daily net assets of the Class B shares for the year ended February 28,
1999.

Pursuant to the Class C Plan, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to
 .825 of 1% of the
average daily net assets up to $3 billion, .80 of 1% of the next $1 billion of such net assets and .50 of 1% over $4 billion of the average daily net assets of the Class C shares. Such expenses under the Class C Plan were .75 of 1% of the average daily net assets of the Class C shares for the year ended February 28,
1999.

PSI and PIMS have advised the Fund that they received
approximately $364,600 and
$7,900 in front-end sales charges resulting from sales of
------------------------------------------------------------
--------------------
                                       8

Notes to Financial Statements            PRUDENTIAL
GOVERNMENT INCOME FUND, INC.
------------------------------------------------------------
--------------------
Class A and Class C shares, respectively, during the year ended February 28,
1999. From these fees, PSI and PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI and PIMS have advised the Fund that for the year ended
February 28, 1999
they received approximately $481,500 and $6,600 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PSI, PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The
Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the
'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender.
The maximum commitment under the Agreement is $200,000,000.
Interest on any such
borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The
Fund did not borrow any amounts pursuant to the Agreement during the year ended
February 28, 1999. The Funds pay a commitment fee at an annual rate of .055 of
1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The
Agreement expired on
February 28, 1999 and has been extended through March 12, 1999 under the same terms.

As of March 11, 1999, the Funds entered into a syndicated
credit agreement (SCA)
with an unaffiliated lender. The maximum commitment under
the SCA is $1 billion.
A commitment fee is paid quarterly at an annual rate of .065 of 1% on the unused
portion of the credit facility. The SCA expires on March 10,
2000.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM,
serves as the Fund's transfer agent. During the year ended
February 28, 1999,
the Fund incurred fees of approximately $1,835,200 for the
services of PMFS. As
of February 28, 1999, approximately $188,200 of such fees
were due to PMFS.
Transfer agent fees and expenses in the Statement of
Operations also include
certain out of pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended February 28, 1999, were $1,337,638,544 and $1,301,197,911, respectively.

The federal income tax basis of the Fund's investments at February 28, 1999 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $3,820,866 (gross unrealized appreciation-$20,833,847; gross unrealized depreciation-$17,012,981).

The Fund had a capital loss carryforward as of February 28, 1999 of approximately $105,956,000 of which $17,809,000 expires in 2001, $2,920,000 expires in 2002, $66,560,000 expires in 2003, $717,000
expires in 2004 and
$17,950,000 expires in 2005. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

The average balance of dollar rolls outstanding during the
year ended February
28, 1999 was approximately $11,957,000. The amount of dollar rolls outstanding
at February 28, 1998 was $51,862,674 (principal
$51,700,000), which was 3.4% of
total assets.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of February 28, 1999, the
Fund had a 19.61% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $142,353,000 in principal amount.
As of such date, the repurchase agreements in the joint account and the value of the collateral therefor were as follows:

Bear, Stearns & Co., Inc., 4.76%, in the principal amount of
$210,000,000,
repurchase price $210,083,300, due 3/1/99. The value of the collateral including accrued interest was $215,525,470.

CIBC Oppenheimer Corp., 4.72%, in the principal amount of $95,815,000, repurchase price $95,852,687, due 3/1/99. The value of the collateral including accrued interest was $98,136,799.

Salomon Smith Barney Inc., 4.77%, in the principal amount of $210,000,000, repurchase price $210,083,475, due 3/1/99. The value of the collateral including accrued interest was $214,279,055.

Warburg Dillon Read LLC, 4.76%, in the principal amount of
$210,000,000,
repurchase price $210,083,300, due 3/1/99. The value of the
collateral including
accrued interest was $214,322,383.
------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z
shares. Class A shares are
sold with a front-end sales charge of up to 4%. Class B
shares
------------------------------------------------------------
--------------------
                                       9

Notes to Financial Statements            PRUDENTIAL
GOVERNMENT INCOME FUND, INC.
------------------------------------------------------------
--------------------
are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, B, C and Class Z common stock, each of which consists of 500,000,000 authorized shares.
Transactions in shares of common stock were as follows:

Class A                                Shares         Amount
-----------------------------------  -----------   ---------
----
Year ended February 28, 1999:
Shares sold........................   11,337,948   $
103,420,990
Shares issued in connection with
  the acquisition of Prudential
  Mortgage Income Fund (Note 7)....    9,218,999
85,302,295
Shares issued in reinvestment of
  dividends........................    3,393,079
30,992,330
Shares reacquired..................  (18,175,930)
(166,229,454)
                                     -----------   ---------
----
Net increase in shares outstanding
  before conversion................    5,774,096
53,486,161
Shares issued upon conversion from
  Class B..........................    3,289,549
30,222,531
                                     -----------   ---------
----
Net increase in shares
  outstanding......................    9,063,645   $
83,708,692
                                     -----------   ---------
----
                                     -----------   ---------
----
Year ended February 28, 1998:
Shares sold........................   15,454,541   $
136,602,902
Shares issued in reinvestment of
  dividends........................    3,691,357
32,742,038
Shares reacquired..................  (33,350,895)
(294,958,733)
                                     -----------   ---------
----
Net decrease in shares outstanding
  before conversion................  (14,204,997)
(125,613,793)
Shares issued upon conversion from
  Class B..........................    6,652,848
58,526,575
                                     -----------   ---------
----
Net decrease in shares
  outstanding......................   (7,552,149)  $
(67,087,218)
                                     -----------   ---------
----
                                     -----------   ---------
----
Class B                                Shares         Amount
-----------------------------------  -----------   ---------
----
Year ended February 28, 1999:
Shares sold........................    8,957,322   $
82,525,127
Shares issued in connection with
  the acquisition of Prudential
  Mortgage Income Fund (Note 7)....    5,348,280
49,472,834
Shares issued in reinvestment of
  dividends........................    1,197,788
10,945,704
Shares reacquired..................  (12,229,393)
(112,158,657)
                                     -----------   ---------
----
Net increase in shares outstanding
  before conversion................    3,273,997
30,785,008
Shares reacquired upon conversion
  into Class A.....................   (3,285,972)
(30,222,531)
                                     -----------   ---------
----
Net decrease in shares
  outstanding......................      (11,975)  $
562,477
                                     -----------   ---------
----
                                     -----------   ---------
----
Year ended February 28, 1998:
Shares sold........................    3,258,103   $
29,057,734
Shares issued in reinvestment of
  dividends........................    1,549,463
13,738,189
Shares reacquired..................  (12,601,925)
(111,722,746)
                                     -----------   ---------
----
Net decrease in shares outstanding
  before conversion................   (7,794,359)
(68,926,823)
Shares reacquired upon conversion
  into Class A.....................   (6,647,245)
(58,526,575)
                                     -----------   ---------
----
Net decrease in shares
  outstanding......................  (14,441,604)
$(127,453,398)
                                     -----------   ---------
----
                                     -----------   ---------
----
Class C
-----------------------------------
Year ended February 28, 1999:
Shares sold........................      737,124   $
6,785,510
Shares issued in connection with
  the acquisition of Prudential
  Mortgage Income Fund (Note 7)....      157,565
1,457,390
Shares issued in reinvestment of
  dividends........................       24,242
221,821
Shares reacquired..................     (316,198)
(2,907,003)
                                     -----------   ---------
----
Net increase in shares
  outstanding......................      602,733   $
5,557,718
                                     -----------   ---------
----
                                     -----------   ---------
----
Year ended February 28, 1998:
Shares sold........................      178,009   $
1,593,648
Shares issued in reinvestment of
  dividends........................       13,542
120,330
Shares reacquired..................     (170,795)
(1,515,242)
                                     -----------   ---------
----
Net increase in shares
  outstanding......................       20,756   $
198,736
                                     -----------   ---------
----
                                     -----------   ---------
----

------------------------------------------------------------
--------------------
                                       10

Notes to Financial Statements            PRUDENTIAL
GOVERNMENT INCOME FUND, INC.
------------------------------------------------------------
--------------------

Class Z                                Shares         Amount
-----------------------------------  -----------   ---------
----
Year ended February 28, 1999:
Shares sold........................    7,074,770   $
64,867,892
Shares issued in connection with
  the acquisition of Prudential
  Mortgage Income Fund (Note 7)....       14,932
137,972
Shares issued in reinvestment of
  dividends........................      585,585
5,342,925
Shares reacquired..................   (6,169,039)
(56,583,222)
                                     -----------   ---------
----
Net increase in shares
  outstanding......................    1,506,248   $
13,765,567
                                     -----------   ---------
----
                                     -----------   ---------
----
Year ended February 28, 1998:
Shares sold........................    7,680,888   $
68,981,620
Shares issued in reinvestment of
  dividends........................      533,884
4,728,818
Shares reacquired..................   (7,221,547)
(64,479,191)
                                     -----------   ---------
----
Net increase in shares
  outstanding......................      993,225   $
9,231,247
                                     -----------   ---------
----
                                     -----------   ---------
----

Note 7. Acquisition of Prudential Mortgage Income Fund, Inc. On January 22, 1999, the Fund acquired all the net assets of Prudential Mortgage
Income Fund, Inc. ('Mortgage Income') pursuant to a plan of reorganization approved by Mortgage Income shareholders on January 14, 1999. The acquisition was accomplished by a tax-free exchange of the following shares:

                       Mortgage
                      Income Fund    Government
                        Shares       Income Fund
                       Redeemed     Shares Issued      Value
                      -----------   -------------   --------
---
Class A.............   5,988,465       9,218,999
$85,302,295
Class B.............   3,471,691       5,348,280
49,472,834
Class C.............     102,279         157,565
1,457,390
Class Z.............       9,669          14,932
137,972

Mortgage Income net assets at that date ($136,370,491),
including $522,334 of
unrealized appreciation, were combined with those of the
Fund. The aggregate net
assets of the Fund and Mortgage Income immediately before
the acquisition were
$1,377,922,240 and $136,370,491, respectively.
------------------------------------------------------------
--------------------
                                       11

Financial Highlights                     PRUDENTIAL
GOVERNMENT INCOME FUND, INC.
------------------------------------------------------------
--------------------

Class A

------------------------------------------------------------

Year Ended February 28/29,

------------------------------------------------------------

1999         1998         1997         1996         1995

--------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
year...........................   $   9.05     $   8.76
$   9.04     $   8.59     $   9.13

--------     --------     --------     --------     --------
Income from investment operations
Net investment
income........................................       0.55
0.58         0.60         0.60         0.59
Net realized and unrealized gain (loss) on investment

transactions..............................................
(0.07)        0.29        (0.28)        0.45        (0.54)

--------     --------     --------     --------     --------
   Total from investment
operations..........................       0.48         0.87
0.32         1.05         0.05

--------     --------     --------     --------     --------
Less distributions
Dividends from net investment
income.........................      (0.55)       (0.58)
(0.60)       (0.60)       (0.59)

--------     --------     --------     --------     --------
Net asset value, end of
year.................................   $   8.98     $
9.05     $   8.76     $   9.04     $   8.59

--------     --------     --------     --------     --------

--------     --------     --------     --------     --------
TOTAL
RETURN(a):.............................................
5.40%       10.26%        3.70%       12.41%         .83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
(000)................................   $895,039
$819,536     $860,319     $945,038     $871,145
Average net assets
(000).....................................   $836,143
$842,431     $884,862     $909,169     $ 95,560
Ratios to average net assets:
   Expenses, including distribution
fees.....................       0.84%        0.86%
0.90%        0.91%        0.98%
   Expenses, excluding distribution
fees.....................       0.68%        0.71%
0.75%        0.76%        0.83%
   Net investment
income.....................................       6.05%
6.52%        6.78%        6.65%        7.45%
For Class A, B, C and Z shares:
   Portfolio turnover
rate...................................        106%
88%         107%         123%         206%

---------------
(a) Total return does not consider the effects of sales
loads. Total return is
    calculated assuming a purchase of shares on the first
day and a sale on the
    last day of each year reported and includes reinvestment
of dividends and
    distributions.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     12

Financial Highlights                     PRUDENTIAL
GOVERNMENT INCOME FUND, INC.
------------------------------------------------------------
--------------------

Class B

------------------------------------------------------------
--

Year Ended February 28/29,

------------------------------------------------------------
--

1999         1998         1997         1996          1995

--------     --------     --------     --------     --------
--
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
year...........................   $   9.05     $   8.77
$   9.04     $   8.60     $     9.13

--------     --------     --------     --------     --------
--
Income from investment operations
Net investment
income........................................       0.49
0.52         0.54         0.54           0.53
Net realized and unrealized gain (loss) on investment

transactions..............................................
(0.06)        0.28        (0.27)        0.44          (0.53)

--------     --------     --------     --------     --------
--
   Total from investment
operations..........................       0.43         0.80
0.27         0.98         --

--------     --------     --------     --------     --------
--
Less distributions
Dividends from net investment
income.........................      (0.49)       (0.52)
(0.54)       (0.54)         (0.53)

--------     --------     --------     --------     --------
--
Net asset value, end of
year.................................   $   8.99     $
9.05     $   8.77     $   9.04     $     8.60

--------     --------     --------     --------     --------
--

--------     --------     --------     --------     --------
--
TOTAL
RETURN(a):.............................................
4.83%        9.40%        3.12%       11.54%           .24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
(000)................................   $343,425
$346,059     $461,988     $641,946     $  705,732
Average net assets
(000).....................................   $322,626
$385,145     $543,796     $647,515     $1,735,413
Ratios to average net assets:
   Expenses, including distribution
fees.....................       1.50%        1.53%
1.57%        1.58%          1.66%
   Expenses, excluding distribution
fees.....................       0.68%        0.71%
0.75%        0.76%          0.80%
   Net investment
income.....................................       5.39%
5.85%        6.11%        5.99%          6.17%

---------------
(a) Total return does not consider the effects of sales
loads. Total return is
    calculated assuming a purchase of shares on the first
day and a sale on the
    last day of each year reported and includes reinvestment
of dividends and
    distributions.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     13

Financial Highlights                     PRUDENTIAL
GOVERNMENT INCOME FUND, INC.
------------------------------------------------------------
--------------------

Class C

--------------------------------------------------------

August 1,

Year Ended                      1994(c)

February 28/29,                   Through

---------------------------------------     February 28,

1999       1998       1997       1996          1995

------     ------     ------     ------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period.........................   $ 9.05     $ 8.77     $
9.04     $ 8.60        $ 8.69

------     ------     ------     ------         -----
Income from investment operations
Net investment
income........................................     0.50
0.53       0.54       0.54          0.31
Net realized and unrealized gain (loss) on investment

transactions..............................................
(0.06)      0.28      (0.27)      0.44         (0.09)

------     ------     ------     ------         -----
   Total from investment
operations..........................     0.44       0.81
0.27       0.98          0.22

------     ------     ------     ------         -----
Less distributions
Dividends from net investment
income.........................    (0.50)     (0.53)
(0.54)     (0.54)        (0.31)

------     ------     ------     ------         -----
Net asset value, end of
period...............................   $ 8.99     $ 9.05
$ 8.77     $ 9.04        $ 8.60

------     ------     ------     ------         -----

------     ------     ------     ------         -----
TOTAL
RETURN(a):.............................................
4.91%      9.48%      3.20%     11.63%         2.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)..............................   $8,236     $2,840
$2,569     $1,799        $  204
Average net assets
(000).....................................   $4,878
$2,523     $2,440     $  765        $  111
Ratios to average net assets:
   Expenses, including distribution
fees.....................     1.43%      1.46%      1.50%
1.51%         1.63%(b)
   Expenses, excluding distribution
fees.....................     0.68%      0.71%      0.75%
0.76%         0.88%(b)
   Net investment
income.....................................     5.50%
5.92%      6.19%      5.99%         6.69%(b)

---------------
(a) Total return does not consider the effects of sales
loads. Total return is
    calculated assuming a purchase of shares on the first
day and a sale on the
    last day of each period reported and includes
reinvestment of dividends and
    distributions. Total returns for periods of less than a
full year are not
    annualized.
(b) Annualized.
(c) Commencement of offering of Class C shares.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     14

Financial Highlights                     PRUDENTIAL
GOVERNMENT INCOME FUND, INC.
------------------------------------------------------------
--------------------

Class Z

------------------------------------

March 4,

Year Ended February       1996(c)

28,               Through

-------------------     February 28,

1999        1998           1997

-------     -------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period.........................   $  9.04     $  8.76
$   9.13

-------     -------         ------
Income from investment operations
Net investment
income........................................      0.57
0.59           0.61
Net realized and unrealized gain (loss) on investment

transactions..............................................
(0.07)       0.28          (0.37)

-------     -------         ------
   Total from investment
operations..........................      0.50        0.87
0.24

-------     -------         ------
Less distributions
Dividends from net investment
income.........................     (0.57)      (0.59)
(0.61)

-------     -------         ------
Net asset value, end of
period...............................   $  8.97     $  9.04
$   8.76

-------     -------         ------

-------     -------         ------
TOTAL
RETURN(a):.............................................
5.58%      10.30%          3.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)..............................   $97,629     $84,733
$ 73,411
Average net assets
(000).....................................   $86,892
$71,425       $ 39,551
Ratios to average net assets:
   Expenses, including distribution
fees.....................      0.68%       0.71%
0.75%(b)
   Expenses, excluding distribution
fees.....................      0.68%       0.71%
0.75%(b)
   Net investment
income.....................................      6.22%
6.67%          6.76%(b)

---------------
(a) Total return does not consider the effects of sales
loads. Total return is
    calculated assuming a purchase of shares on the first
day and a sale on the
    last day of each period reported and includes
reinvestment of dividends and
    distributions. Total returns for periods of less than a
full year are not
    annualized.
(b) Annualized.
(c) Commencement of offering of Class Z shares.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     15

Report of Independent Accountants        PRUDENTIAL
GOVERNMENT INCOME FUND, INC.
------------------------------------------------------------
--------------------
To the Shareholders and Board of Directors of Prudential Government Income Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Government Income Fund,
Inc. (the 'Fund') at February 28, 1999, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three periods in the period ended February 28, 1997 were audited by other independent accountants, whose opinion dated April 11, 1997 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
April 14, 1999
------------------------------------------------------------
--------------------
                                       16

Important Notice for Certain Shareholders     PRUDENTIAL
GOVERNMENT INCOME FUND,
INC.
------------------------------------------------------------
--------------------
We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 34% of the dividends paid by Prudential Government Income Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should
contact your tax adviser or the state/local taxing
authorities.
------------------------------------------------------------
--------------------

Getting The Most From Your Prudential Mutual Fund.

Some mutual fund shareholders won't ever read this -- they don't read annual and semi-annual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with Federal regulations. They are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

At A Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance -- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past perfor-mance is not indicative of future results.

Portfolio Manager's Report

The portfolio manager who invests your money for you reports on successful -- and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors and any changes that are on the drawing board.

Portfolio Of Investments

This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio
Manager's
Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets And Liabilities

The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets
(the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares.
The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of Operations

This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes In Net Assets

This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets.
This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial Statements

This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how Prudential
Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares, and more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights

This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report

Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information

This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance Comparison

These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund -
- the
index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

Getting The Most From Your Prudential Mutual Fund.

How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve
on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Prudential Government Income Fund, Inc.
Lehman Brothers Government Bond Index

Comparing A $10,000 Investment.
Prudential Government Income Fund, Inc. vs.
the Lehman Brothers Government Bond Index.

Past performance is not indicative of future results.
Principal and investment
return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The boxes on top of the graphs are designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs compare a $10,000 investment in the Prudential
Government Income
Fund, Inc. (Class A, B, C, and Z shares) with a similar investment in the
Lehman Brothers Government Bond Index (the Index) by portraying the account values at the commencement of operations of Class A, C, and Z shares, and at the beginning of 10 years for Class B shares, and at the end of the fiscal year (February 28), as measured on a quarterly basis, beginning in 1990 for
Class A shares, 1989 for Class B shares, 1994 for Class C shares, and 1996 for
Class Z shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares;
(b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on February 28, 1999; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.
Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution fee.

The Index is a weighted index comprised of securities issued or backed by the
U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The Index is an unmanaged index. The total return includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
The Index is not the only index that may be used to characterize performance f U.S. government bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Class A
Best Year:   1995      19.81%
Worst Year:  1994      -4.17%

Average Annual Total
Returns - Class A
With Sales Load
7.22% Since Inception
5.57% for 5 Years
1.19% for 1 Year

Without Sales Load
7.70% Since Inception
6.44% for 5 Years
5.40% for 1 Year

Class B
Best Year:   1995      19.10%
Worst Year:  1990      -4.76%

Average Annual Total
Returns - Class B
With Sales Load
7.58% Since Inception
7.30% for 10 Years
5.58% for 5 Years
-0.17% for 1 Year

Without Sales Load
7.58% Since Inception
7.30% for 10 Years
5.74% for 5 Years
4.83% for 1 Year

Class C
Best Year:   1995      19.11%
Worst Year:  1998       0.89%

Average Annual Total
Returns - Class C
With Sales Load
6.71% Since Inception
2.86% for 1 Year

Without Sales Load
6.94% Since Inception
4.91% for 1 Year

Class Z
Average Annual Total
Returns - Class Z
6.31% Since Inception
5.58% for 1 Year

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy H. Teeters
Louis A. Weil, III

Officers
Robert F. Gunia, President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Secretary
David F. Connor, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue
New York, NY 10022

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

744339102             MF128E
744339201
744339300
744339409